                                                                   Exhibit 24(b)

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March
2001.


                                 /s/George C. Kokulis
                                 Director, President and Chief Executive Officer The Travelers Life and Annuity Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March
2001.



                                    /s/Glenn D. Lammey
                                    Director, Chief Financial Officer,
                                    Chief Accounting Officer and Controller
                                    The Travelers Life and Annuity Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March
2001.


                                    /s/Marla Berman Lewitus
                                    Director
                                    The Travelers Life and Annuity Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, WILLIAM R. HOGAN of Farmington, Connecticut, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March
2001.


                                    /s/William R. Hogan
                                    Director
                                    The Travelers Life and Annuity Company